SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 14, 2002


                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                       0-28308                 52-1758016
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(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
    of Incorporation)                                     Identification No.)


41 University Drive, Newtown, Pennsylvania                          18940
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (215) 579-7388
                    ----------------------------------------
                         (Registrant's telephone number,
                               including area code)



          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

     On October 24, 2001, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company") filed a registration statement (File No. 333-72166) (the "Registration Statement") on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of 964,880 shares of common stock, par value $0.01 per share (the "Common Stock") of the Company. On December 11, 2001, the Company filed an Amendment No. 1 to the Registration Statement and on February 14, 2002, the Company filed an Amendment No. 2 to the Registration Statement, with the Commission. The Commission declared the Registration Statement effective on February 14, 2002.

     On February 14, 2002, the Company entered into an equity line arrangement (the "Equity Line") under the terms of a Common Stock Purchase Agreement (the "Agreement") with Kingsbridge Capital Limited ("Kingsbridge"). Under the terms of the Agreement, the Company may, at its sole discretion and from time to time over the next 12 months, sell shares of its Common Stock to Kingsbridge at a discount to market price, as determined prior to each such sale. The Company has committed to: (i) draw down on the Equity Line an amount aggregating at least $1.5 million in registered shares of Common Stock, prior to August 14, 2002 (the "Minimum Commitment Amount"); or (ii) if the Company has not satisfied such Minimum Commitment Amount, pay to Kingsbridge an amount equal to 10% of the amount by which the Minimum Commitment Amount exceeds the aggregate of all amounts drawn down under the Equity Line in respect of the shares of Common Stock issued and sold thereunder. The Equity Line provides for the sale of up to $8.5 million in registered shares of Common Stock.

     In connection with the consummation of the Equity Line, and pursuant to the terms of a warrant agreement executed by the Company (the "Warrant Agreement"), the Company issued to Kingsbridge, a warrant to purchase 40,000 shares of Common Stock at an exercise price of $9.38 per share. Such warrant will not become exercisable until August 14, 2002, and will thereafter expire on August 13, 2007. Shares issued upon the exercise of the warrant will be registered under the Registration Statment.

     On February 14, 2002, the Company also filed with the Commission a Post-Effective Amendment No. 1 to the Registration Statement, which discloses certain details of, and certain risks associated with, the Equity Line.

     A complete copy of the Agreement, the Warrant Agreement and related press release are filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 99.1, respectively, and incorporated herein by reference. The foregoing descriptions of the Agreement, the Warrant Agreement, and any other documents or filings referenced herein are qualified in their entirety by reference to such Exhibits, documents or filings.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

          Exhibit No.   Description

            10.1           Common Stock  Purchase Agreement  dated  February 14,
                           2002 by  and  between   CollaGenex   Pharmaceuticals,
                           Inc.  and Kingsbridge Capital Limited

            10.2           Warrant Agreement dated as of  February 14, 2002

            99.1           Press Release

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     COLLAGENEX PHARMACEUTICALS, INC.



                                     By: /s/ Nancy C. Broadbent
                                        -----------------------------
                                        Nancy C. Broadbent
                                        Chief Financial Officer
                                        (Principal Financial Officer)


Date:  February 15, 2002